                                                                    EXHIBIT 10.8

                  (THE "3/98 CHASE TEXAS TEMPORARY ADDITIONAL
                                WAREHOUSE NOTE")

$50,000,000                     HOUSTON, TEXAS                   MARCH 17, 1998

         FOR VALUE RECEIVED, HARBOR FINANCIAL MORTGAGE CORPORATION (a Texas corporation) and NEW AMERICA FINANCIAL, INC. (a Texas corporation) (collectively, "Makers"), jointly and severally, promise to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Chase Texas" or "Payee"), a national banking association, at its 712 Main Street branch, in the City of Houston, Harris County, Texas, or at such other place in Harris County, Texas, as the holder ("Holder", whether or not Payee is such holder) of this note may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Fifty Million Dollars ($50,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate provided for in the Special Warehouse Credit Agreement (defined in Paragraph 9 of this note) or at such lesser rate, if any, as Holder shall from time to time elect to be applicable in Holder's sole and absolute discretion, and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. In addition to the definitions given above, the definitions given in the Special Warehouse Credit Agreement (defined in Paragraph 9 of this note) for capitalized terms that are used (but not italicized) in this note and not defined differently in this note have the same meanings here as there; provided that (as more fully explained in Paragraph 9 of this note) -- although italicized terms in this note have the meanings given them in the Syndicated Facilities Agreement (defined below) -- this note is NOT issued pursuant to the 12/97 Amended and Restated Facilities Agreement dated effective as of December 3, 1997, as it may be supplemented, amended or restated from time to time (the "Syndicated Facilities Agreement") among Makers, Texas Commerce Bank National Association (as Chase Texas was named until January 20, 1998) as a Bank, a Warehouse Bank, a Servicing Acquisition Bank and as Agent (for the Warehouse Banks and Servicing Acquisition Banks parties thereto, and such Warehouse Banks and Servicing Acquisition Banks), as such italicized terms are defined in the Syndicated Facilities Agreement, and the other Lender(s) party thereto, and this note is NOT one of the Notes or the Current Warehouse Notes (although this note does evidence senior obligations of the Makers to Holder which obligations are not -- and will not be -- subordinate in right of payment to any of Makers' present or future obligations to any of the Banks or any other Person, except only such other obligations, if any, as are preferred by operation of law.)





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         2.      Rates Change Automatically and Without Notice.  Without notice to Makers or any other Person and to the full extent allowed by applicable Laws from time to time in effect, the Adjusted LIBOR Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the Adjusted LIBOR Rate and such maximum nonusurious rate of interest permitted by applicable Laws, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed as on the amount of that advance and from the date it is made. All interest rate determinations and calculations by Holder, absent manifest error, shall be conclusive.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable Laws, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. All principal of this note and all accrued interest then unpaid shall be due and payable on the "Special Warehouse Termination Date", which means the earliest of (i) May 17, 1998, (ii) the renewal, amendment, modification or termination (however such termination may occur) of the Special Warehouse Credit Agreement or (ii) the effective date of a new loan agreement providing for a revolving mortgage warehouse line of credit of up to $50 million (or more) of principal that may from time to time be borrowed and outstanding, to be provided to Makers by a syndicate of lenders for which Chase Texas is agent and representative. Before maturity of this note, interest on this note shall accrue, and unpaid accrued interest shall be due and payable, as provided in Section 2.6 of the Special Warehouse Credit Agreement. All such scheduled payments shall be applied first to accrued interest and the balance (if any) shall be applied to principal.

         7. Prepayment. Makers may at any time pay the full amount or any part of this note as provided in Section 2.8 of the Special Warehouse Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.





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
         8. Revolving Credit. Makers may borrow, repay and reborrow at any time solely (1) to finance each Obligor's funding of SUCH OBLIGOR'S OWN Residential Mortgages that are Eligible Mortgages originated by such Obligor to (or for the account of) the obligor(s) on such Eligible Mortgages and (2) to finance SUCH OBLIGOR'S OWN purchase of Eligible Mortgages that were not originated by such Obligor, and for no other applications or purposes. Each Obligor agrees to use the credit extended to it to carry each such Residential Mortgage only for so long as (x) it continues to satisfy all of the requirements to be an Eligible Mortgage and (y) the borrowing Obligor is diligently taking all steps necessary to complete either (i) the sale of that Residential Mortgage (if the Investor Commitment covering it contemplates its purchase as a whole loan), or (ii) its securitization as part of a pool of Residential Mortgages (a "Pool") and the sale of the resulting Mortgage-Backed Securities (if the Investor Commitment covering it contemplates securitization of a Pool that includes such Eligible Mortgage and the Qualified Investor's purchase of the resulting Mortgaged-Backed Securities). Makers may so borrow and reborrow hereunder only if:

                 (1) all conditions to and qualifications for the requested Warehouse Loan under the Special Warehouse Credit Agreement are satisfied;


                 (2) the Obligors would be able to borrow the requested amount as a Warehouse Loan from all of the Warehouse Lenders under (and as those two-- and the other -- italicized terms in this note are defined in) the Syndicated Facilities Agreement but for the fact that the aggregate amount of the Warehouse Loans outstanding thereunder then currently equals (or exceeds) the Total Warehouse Line Commitments, as shown on the currently-effective Commitments Schedule to the Syndicated Facilities Agreement (such amount being Four Hundred Fifty Million Dollars ($450,000,000) on the date of this note);


                 (3) after giving effect to a requested Borrowing, the outstanding principal of this note will not exceed Fifty Million Dollars ($50,000,000);


                 (4) no Potential Default has occurred under this note, the Special Warehouse Credit Agreement or any other Facilities Papers which has not been cured, and no Default has occurred under this note, the Special Warehouse Credit Agreement or any other Facilities Papers that Payee has not declared in writing to have been fully cured or waived; and


                 (5) no Potential Default has occurred under the Syndicated Facilities Agreement, any Current Warehouse Note or any other Facilities Papers, which has not been cured, and no Default has occurred under the Syndicated Facilities Agreement or any other Facilities Papers that the Agent has not declared in writing to have been fully cured or waived.





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                               Page 3 of 8 Pages

The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted or required prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All Loans and all payments and permitted or required prepayments made hereon may be (but are not required to be) endorsed by Holder on the schedule that is attached hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or Holder's rights with respect to that advance or accrual, or (b) any payment or permitted or required prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("Chapter 346") of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         9. This Note, the Special Warehouse Credit Agreement and this Note's Security. This note is issued separately from and in addition to the Warehouse Notes (and the other Notes) issued pursuant to the Syndicated Facilities Agreement. This note evidences and shall evidence advances made to (or for the account of) the Obligors by Chase Texas (only) to finance up to Fifty Million Dollars ($50,000,000) in revolving credit principal from time to time outstanding for warehousing the Obligors' Residential Mortgages that have been duly pledged to Chase Texas for that purpose (as opposed to being pledged to the Agent as security for the Obligations under the Syndicated Facilities Agreement), as provided in Paragraph 8 of this note. Maker and Payee hereby irrevocably agree that this note shall conclusively be deemed to have been issued by Maker and accepted by Payee upon and subject to all of the terms, conditions and provisions of a credit agreement (the "Special Warehouse Credit Agreement") hereby created that is identical to the Syndicated Facilities Agreement (and for that purpose the entire text of the Syndicated Facilities Agreement and its schedules and exhibits is hereby incorporated herein as if set forth here verbatim and modified as follows) except that (i) it is between the Obligors and Chase Texas, as the only Warehouse Bank and Bank (and the Agent), and all references to "Bank", "Warehouse Bank", "Agent", "Majority Banks" and "Majority Warehouse Banks" in the Special Warehouse Credit Agreement are hereby changed to refer to Chase Texas; (ii) it is dated concurrently with this note; (iii) it has no Swing Subline, Second-lien Subline, Receivables Subline, P&I Sub-subline, T&I Sub-subline, VA/FHA/PMI Foreclosure Receivables Sub-subline, Repurchased Defaulted Mortgages Sub-subline, Foreclosed Properties Sub-subline or Subprime Mortgages Subline or Mortgage Pools Purchase
Agreement, (iv) the form of Loan Request required for use thereunder is set forth in Exhibit A to this note; (v) all of the Special Warehouse Credit Agreement's internal references to its relating to a $450,000,000 line of credit are hereby changed to refer to a $50,000,000 line of credit; (vi) the references





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                               Page 4 of 8 Pages
in the definitions of "Facilities Papers" and in other definitions in the Special Warehouse Credit Agreement to the "Current Facilities Agreement" are changed to refer to the Special Warehouse Credit Agreement and references to other papers in the definition of "Facilities Papers" are changed to refer only to this note (the "3/98 Chase Texas Temporary Additional Warehouse Note"), the Special Warehouse Guaranty (defined in Exhibit B hereto), the Special Warehouse Credit Agreement, the Special Warehouse Pledge Agreement (defined in Exhibit B hereto) and any and all other promissory notes, mortgages, deeds of trust, deeds to secure debt and other real estate mortgage instruments, security agreements and all instruments, documents and agreements or other papers executed and delivered pursuant to the terms of, to guarantee or secure or that otherwise relate to this note, the Special Warehouse Credit Agreement and any and all future amendments, supplements, renewals, extensions, rearrangements or restatements of any of them; (vii) the "Warehouse Termination Date" shall be the Special Warehouse Termination Date (as defined in Paragraph 6 of this note) instead of March 31, 1999; (viii) the Warehouse Facility Fee in respect of the Warehouse Line Commitment of Chase Texas to make the Special Warehouse Credit Agreement's credit available for the period referred to in Section 2.11 thereof shall be $10,274, which is fully earned, due and payable on the date when this note is executed and delivered, (ix) the Obligors may not elect any Eurodollar Rate and accordingly on each day the outstanding principal balance of this note shall bear interest at the Adjusted LIBOR Rate for that day; provided that if for any day the Company has duly selected as the Stated Rate to be applied for that day to a designated portion of the then-outstanding Loans which portion is both (1) not past due and (2) less than or equal to the Free Adjusted Balances, a rate per annum equal to the Applicable Margin (only) for that day and for those respective Loans the Balance Adjusted Rate Option, the portion of such principal to which such selection applies pursuant to the provisions of the definition of Stated Rate in the Special Warehouse Credit Agreement shall bear interest on that day at that rate; and provided further that from and after the date of occurrence of any Event of Default and until it and its material consequences (if any) have been wholly cured, this note shall bear interest on its entire unpaid principal balance at the Past Due Rate; (ix) the list of papers required to be furnished to Chase Texas in Section 6.6.(a) of the Special Warehouse Credit Agreement is changed to those listed on Exhibit B to this note and (x) the table in the Special Warehouse Credit Agreement's Commitments Schedule is changed to be as follows:

  -------------------------------------------------------------------------
                              Warehouse          Wet              Wet
      Warehouse Bank            Line         Warehousing      Warehousing
                              Committed       Sublimit(1)      Sublimit(2)
                                Sums
  -------------------------------------------------------------------------
    Texas Commerce Bank       $50,000,000      $12,500,000      $7,500,000
   National Association
  -------------------------------------------------------------------------
          Totals              $50,000,000      $12,500,000      $7,500,000
  -------------------------------------------------------------------------

(1)  during first and last 5 Business Days
(2)  during remainder of calendar month





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
By execution and delivery of this note, Makers execute and deliver the Special Warehouse Credit Agreement which is described and effectively set forth above. BY INCORPORATING THE SYNDICATED FACILITIES AGREEMENT BY REFERENCE AND THEN AMENDING IT, THIS PARAGRAPH 9 COMPRISES THE SPECIAL WAREHOUSE LOAN AGREEMENT IN ITS ENTIRETY -- THERE IS NO SEPARATE DOCUMENT FOR IT.

Makers also hereby GRANT Chase Texas a first priority security interest in all of each Obligor's present and future estate, right, title and interest in and to all Pledged Mortgages that are concurrently or hereafter pledged to Payee pursuant to the Special Warehouse Credit Agreement created by the immediately preceding sentence, all accounts and general intangibles arising therefrom and all of their proceeds thereof. Holder is entitled to the benefits of and security provided for in the Special Warehouse Credit Agreement. Such security includes, among other security, the security interests granted by Obligors (as debtors) in the Special Warehouse Pledge Agreement.

         10. Defaults and Remedies. Any failure by Makers to pay any principal or interest on this note when due or any default under the Special Warehouse Credit Agreement, the Special Warehouse Pledge Agreement or any other Facilities Papers shall constitute default under this note, whereupon Holder may elect to exercise any or all rights, powers and remedies afforded to the Agent and/or the Warehouse Banks (a) under the Special Warehouse Credit Agreement and all other Facilities Papers and (b) by law, including the right to accelerate the maturity of this entire note.

         11. Legal Costs. If any Holder retains an attorney in connection with any such default or to collect, enforce or defend this note or any Facilities Papers in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Makers sue any Holder in connection with this note or any such Facilities Papers and do not prevail, then Makers agree to pay to each such Holder, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder or any Maker of this note timely pleads otherwise to a court of competent jurisdiction.

         12. Waivers. Makers and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any Lien against or security interest in any such security or the partial





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                               Page 6 of 8 Pages
or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         13. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any debt which was originally incurred to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock" or which would constitute this transaction a "purpose credit" within the meaning of Regulation U, as now or hereafter in effect.

         14. Governing Law, Jurisdiction and Venue. This note shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America from time to time in effect. Makers and all co-makers, endorsers, guarantors and sureties each hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and the state district courts of Harris County, Texas, for purposes of all legal proceedings arising out of or relating to this note, the debt evidenced hereby or any loan agreement, security agreement, guaranty or other papers or agreements relating to this note. To the fullest extent permitted by law, Makers and all co-makers, endorsers, guarantors and sureties each irrevocably waives any objection which he, she or it may now or hereafter have to the laying of venue for any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process may be made upon him, her or it in any such proceeding by registered or certified mail. Harris County, Texas shall be a proper place of venue for suit hereon.

         15. General Purpose of Loan. Makers warrant and represent to Payee and all other Holders that all Loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D of Title 79, Texas Rev. Civ. Stats. 1925, as amended, or in the Texas Finance Code.

         16. Participations. Payee and each other Holder reserves the right, exercisable in his, her or its sole discretion and without notice to any of Makers or any other Person, to sell participations in all or any part of this note or the debt evidenced by this note.





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                               Page 7 of 8 Pages

                                         HARBOR FINANCIAL MORTGAGE
                                           CORPORATION


                                         By: /s/  RICHARD J. GILLEN
                                            -------------------------------
                                                 Richard J. Gillen
                                                 President

                                         NEW AMERICA FINANCIAL, INC.


                                         By: /s/  RICHARD J. GILLEN
                                            -------------------------------
                                                 Richard J. Gillen
                                                 Chairman of the Board


                             JOINDER BY CHASE TEXAS

         Chase Bank of Texas, National Association executes this note solely for the purpose of joining Makers in executing the Special Warehouse Credit Agreement created hereby.

                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                       By: /s/ CYNTHIA CRITES
                                          ---------------------------------
                                          Cynthia Crites
                                          Vice President





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
                                    ANNEX 1
                                 to $50,000,000
                     Harbor Financial Mortgage Corporation
                        and New America Financial, Inc.
              3/98 Chase Texas Temporary Additional Warehouse Note
                  to Chase Bank of Texas, National Association

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

-------------------------------------------------------------------------------------------------------------------------
                      Payment Applied on
   Date of Payment     (or advance vs.)     Payment Applied                                             Name of Person
     or Advance           Principal           on Interest     Principal Balance    Interest Paid to     Making Notation
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT A TO
                        CHASE TEXAS TEMPORARY ADDITIONAL
                                 WAREHOUSE NOTE

                   [WET WAREHOUSING] [WAREHOUSE] LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Chase Bank of Texas National Association
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Ladies and Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.", and collectively with the Company, the "Obligors") and Chase Bank of Texas, National Association ("Chase Texas"), entered into a Special Warehouse Credit Agreement by jointly executing the Obligors' promissory note (the "3/98 Chase Texas Special Warehouse Note" dated March 17, 1998 that created such credit agreement (which, as it may have been supplemented, amended and restated, is called the "Special Warehouse Credit Facilities Agreement"). Any term defined in the Special Warehouse Credit Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Special Warehouse Credit Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a [WET WAREHOUSING] [WAREHOUSE] Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). [USE THIS NEXT SENTENCE IN A REQUEST FOR A WET WAREHOUSING LOAN:] The amount of the Wet Warehousing Loan is (a) not more than the aggregate Warehouse Loan Values of the Wet Mortgage Loans (the "Subject Eligible Mortgages") that are described on the Schedule of Wet Mortgage Loans Pledged attached to this Loan Request, (b) not more than the difference between
(i) the Wet Warehousing Sublimit and (ii) the outstanding amount of all existing Wet Warehousing Loans, and (c) not more than the difference between
(i) the maximum credit available under the Warehouse Line (including its Wet Warehousing Subline) as specified in the Special Warehouse Credit Agreement and
(ii) the aggregate outstanding principal balance of the Current Warehouse Notes. [USE THE NEXT SENTENCE IN A REQUEST FOR A WAREHOUSE LOAN.] The amount of the Warehouse Loan is (a) not more than the aggregate Warehouse Loan Values of the Eligible Mortgages (the "Subject Eligible Mortgages") that are described on the Schedule of Eligible Mortgages Pledged attached to this Loan Request and
(b) not more than the difference between (i) the maximum credit available under the

Warehouse Line as specified in the Special Warehouse Credit Agreement and (ii) the outstanding aggregate principal balance of the Current Warehouse Notes. If the requested [WET WAREHOUSING] [WAREHOUSE] Loan is funded, [THE WET WAREHOUSING SUBLIMIT WILL NOT BE EXCEEDED AND] the aggregate of all principal outstanding under the 3/98 Chase Texas Special Warehouse Note will not exceed Fifty Million Dollars ($50,000,000).

         The Subject Eligible Mortgages are intended to be pledged to Chase Texas, Chase Texas is hereby GRANTED a security interest in them and they are hereby made subject to the Special Warehouse Pledge Agreement, effective immediately.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the [WET WAREHOUSING] [WAREHOUSE] Loan should be deposited in the Company's account number __________________ with Chase Texas.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the [WET WAREHOUSING] [WAREHOUSE] Loan should be deposited in the New Am Inc.'s account number __________________ with Chase Texas.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Special Warehouse Credit Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that Chase Texas will rely on the truth of each statement in this Loan Request in making and funding the requested [WET WAREHOUSING] [WAREHOUSE] Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                                 HARBOR FINANCIAL MORTGAGE
                                                   CORPORATION


                                                 By:
                                                    --------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:
                                                       -----------------------


                                                 NEW AMERICA FINANCIAL, INC.


                                                 By:
                                                    --------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:
                                                       -----------------------


Attachments:

Schedule of [WET MORTGAGE LOANS][ELIGIBLE MORTGAGES] Pledged

                                  EXHIBIT B TO
                        CHASE TEXAS TEMPORARY ADDITIONAL
                                 WAREHOUSE NOTE

         The list of papers required to be received by Chase Texas pursuant to
Section 6.6(a) of the Special Warehouse Credit Agreement is as follows:

                                  (1)      the 3/98 Chase Texas Temporary
Additional Warehouse Note;

                                  (2)      a written continuing guaranty of
payment executed by the Guarantor unconditionally and irrevocably guaranteeing to Chase Texas payment when due of the Obligations (the "Special Warehouse Guaranty");

                                  (3)      a written Security Agreement-Pledge
of Secured Notes (Special Warehouse) dated the same date as the 3/98 Chase Temporary Additional Warehouse Note by and between the Obligors, as debtors, and Chase Texas, as secured party, covering all of Obligors' rights, titles and interest in and to all promissory notes pledged to secure the Obligations under the Special Warehouse Credit Agreement, the 3/98 Chase Temporary Additional Warehouse Note and the other Facilities Papers, and all documents and instruments securing, guaranteeing or otherwise relating to such promissory note, as the same may be amended, supplemented, modified and/or restated from time to time.(the "Special Warehouse Pledge Agreement" and its Financing Statement;

                                  (4)      (If and to the extent not previously
furnished to Chase Texas) by no later than April 1, 1998, (A) copies of any amendments to the Guarantor's certificate of incorporation issued by the Secretary of State of Delaware, (B) copies of any amendments to the Guarantor's bylaws certified by its corporate secretary or assistant secretary, (C) certificates of the Guarantor's good standing issued by the Secretary of State of the State of Delaware, and (D) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which the Guarantor does business and where either the Guarantor is authorized to do business or where doing business without being duly authorized would potentially subject the Guarantor to a Material Adverse Effect;

                                  (5)      (If and to the extent not previously
furnished to Chase Texas) by no later than April 1, 1998, copies of (A) FirstCity's certificate of incorporation issued by the Secretary of State of Delaware, (B) FirstCity's bylaws certified by its corporate secretary or assistant secretary, (C) certificates of FirstCity's good standing issued by the Secretary of State of the State of Delaware, and (D) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which FirstCity does business and where either FirstCity is authorized to do business or where doing business without being duly authorized would potentially subject FirstCity to a Material Adverse Effect;





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                                  (6)      (If and to the extent not previously
furnished to Chase Texas) by no later than April 1, 1998, (A) copies of any amendments to each Obligor's articles of incorporation certified by the Secretary of State of the State of Texas, (B) copies of any amendments to each Obligor's bylaws certified by its corporate secretary or assistant secretary,
(C) a certificate of good standing issued by the Secretary of State of the State of Texas and (D) a schedule listing, by state, all certificates of authority, good standing and franchise taxes paid issued by the Secretary of State of the State of Texas, the Texas Comptroller of Public Accounts and the appropriate Governmental Authority in each state in which each Obligor does business and where either such Obligor is authorized to do business or where doing business without being duly authorized would potentially subject such Obligor to a Material Adverse Effect, each with respect to such Obligor, accompanied by all such certificates listed;

                                  (7)      By no later than April 1, 1998,
resolutions of the board of directors of the Guarantor, FirstCity and each Obligor, certified, in each case, by its corporate secretary or assistant secretary, authorizing the execution, delivery and performance of the 3/98 Chase Texas Temporary Additional Warehouse Note and all applicable Facilities Papers and all other papers to be delivered by the Guarantor, FirstCity and/or each Obligor pursuant to the Special Warehouse Credit Agreement;

                                  (8)      a certificate of the corporate
secretary or assistant secretary of the Guarantor, FirstCity and each Obligor as to the incumbency and authenticity of the signatures of the officers of the Guarantor, FirstCity and each Obligor executing the applicable Facilities Papers and all other papers to be delivered pursuant to the Special Warehouse Credit Agreement (Chase Texas shall be entitled to rely on each such certificate until a replacement certificate has been furnished to Chase Texas);

                                  (9)      If and to the extent not previously
furnished, certificates of insurance certifying that the Obligors are in compliance with the requirements of Section 9.11 of the Special Warehouse Credit Agreement; and

                                  (10)     all fees due to Chase Texas pursuant
to the Special Warehouse Credit Agreement and any other letters or agreements between the Guarantor and/or the Obligors and Chase Texas shall have been paid on or before execution and delivery of the 3/98 Chase Texas Temporary Additional Warehouse Note.





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